UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05992
JAPAN SMALLER CAPITALIZATION FUND, INC.
(Exact name of Registrant as specified in charter)
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Address of Principal Executive Offices)
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: 1-800-833-0018
Date of fiscal year end:	February 28, 2023

Date of reporting period:	August 31, 2022

Item 1.	Report to Shareholders.

(a)	The Report to Shareholders is attached hereto.

JAPAN SMALLER
CAPITALIZATION FUND, INC.
SEMI-ANNUAL REPORT

AUGUST 31, 2022

JAPAN SMALLER CAPITALIZATION FUND, INC.
October 24, 2022
To Our Shareholders:
We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2022.
The net asset value (“NAV”) per share of the Fund decreased by 16.7% and the closing market price of the Fund (on the New York Stock Exchange) decreased by 17.2% for the six months ended August 31, 2022. The closing market price of the Fund on August 31, 2022 was $6.32, representing a discount of 15.6% to the NAV of $7.49. The net assets of the Fund totaled $212,123,309 on August 31, 2022.
The Russell/Nomura Small Cap™ Index, the Fund’s benchmark (“Benchmark”), decreased by 11.7% in United States (“U.S.”) dollar terms. During the six months ended August 31, 2022, the Fund underperformed the Benchmark by 5.0% on a NAV basis. The Tokyo Price Index (the “TOPIX”), a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), decreased by 13.7% and the Nikkei Stock Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, decreased by 12.2% in U.S. dollar terms for the six months ended August 31, 2022. The Japanese yen (“Yen”) depreciated by 20.6% against the U.S. dollar during the six months ended August 31, 2022.
For the quarter ended August 31, 2022, the Benchmark decreased by 1.3%, the TOPIX decreased by 4.9%, and the Nikkei decreased by 4.6% in U.S. dollar terms. The NAV of the Fund decreased by 2.4% and underperformed the Benchmark by 1.1%. The closing market price of the Fund decreased by 2.8% and the Yen depreciated by 7.9% against the U.S. dollar during the quarter ended August 31, 2022.
Investment Strategy
The Fund aims to invest in undervalued stocks that offer fundamental strength and potential for improvement. The Fund performs extensive fundamental research to identify stocks that can create shareholder value. The Fund focuses on companies that are leaders in certain niche markets, companies with large or expanding market shares, stocks with superior shareholder distribution policies, and stocks that offer good growth prospects. In the Japanese small cap equity market, valuation anomalies do exist and can be exploited through active management. There are a number of factors that the Fund considers when selling an investment including a stock which appears fully valued, unexpected deterioration in earnings or a substantial loss that impairs the company’s net assets, and a stock’s diminishing potential given declining competitiveness due to a change of business environment or failure of business strategy.
Performance
In terms of the sector allocation strategy during the six months ended August 31, 2022, overweight positions in the Transportation Equipment, Transportation and Warehousing, and Services sectors generated the largest positive contributions. Sector returns were eroded by overweight positions in the Chemicals and Banks sectors.
Relative performance was positively impacted by PAL GROUP Holdings Co., Ltd. in the Retail Trade sector, Osaka Steel Co., Ltd. in the Iron and Steel sector, and Piolax,

Inc. in the Metal Products sector. Conversely, relative performance was negatively impacted by Hi-Lex Corporation in the Transportation Equipment sector, JM Holdings Co., Ltd. in the Retail Trade sector, and Nishikawa Rubber Co., Ltd. in the Other Products sector.
Market Review
The Benchmark increased by 8.9% and outperformed the TOPIX index, which increased by 6.9% in local currency terms, for the six months ended August 31, 2022. The Tokyo stock market rose in March 2022 as oil prices settled higher and expectations for progress in peace talks between Russia and Ukraine grew. The quarter ended June 2022 was challenging for global stock markets as the ongoing war between Ukraine and Russia spurred higher prices of agricultural commodities as well as higher energy prices, while the U.S. Federal Reserve Board quickened the pace of monetary tightening. Nevertheless, the Japanese stock market remained relatively stable, at least in local currency terms, buoyed by expectations of improved earnings from exporters as the Yen fell to the 139 level against the U.S. dollar. The Tokyo stock market strengthened during the months of July and August 2022 as the Liberal Democratic Party won a sweeping victory in the upper house election, while U.S. Federal Reserve Chair Jerome Powell signaled a slowdown in the pace of interest rate hikes. This dovish tone reflected the release of economic data in August 2022 showing that inflation might be approaching a peak which helped to ease concerns of further aggressive rate hikes.
In March 2022, the Japanese equity market rallied. Until the middle of the month, the domestic stock market fell sharply due to growing anxiety about the future of the global economy, including a sharp rise in crude oil prices following the escalation of the Russian invasion of Ukraine. The Nikkei 225 average briefly fell to a 24,000 level, its lowest level since November 2020. In the middle of March, however, the market began to advance again after a pause in the rise in crude oil prices and increased expectations of progress in peace talks between Russia and Ukraine. Although the U.S. Federal Open Market Committee raised interest rates by 25 basis points, market participants were reassured that the outlook for interest rates in 2022 was within expectations. Export-related stocks also rebounded strongly as the Yen weakened to the 125 level against the U.S. dollar at one point due to the widening gap between Japanese and U.S. interest rates.
Although the quarter ended June 2022 proved to be a very tough period for global equity markets, with the MSCI World Index tumbling by 16%, Japan’s stock market held relatively steady in local currency terms, falling by 3.65%. The ongoing war between Ukraine and Russia, both of which are major grain and fertilizer exporters, impeded production and restricted their export capabilities, fueling agricultural commodity and food price increases on top of already elevated energy prices. In response to persistent inflationary pressure, the U.S. Federal Reserve increased the pace of its monetary tightening by raising its policy rate by 75 basis points instead of the previous 50 basis points increment. Fears of higher interest rates undermined equity valuations and triggered a steep correction in the global stock markets. The Yen then came under strong selling pressure and weakened by around 12% and 6% against the U.S. dollar and the Euro, respectively. Towards the end of the quarter, market attention shifted to an economic growth slowdown or even the prospect of a looming recession, exacerbating the market’s woes. In Japan, investors anxiously monitored earnings results for the fiscal year ended March 2022 and paid close attention to management guidance for the current fiscal year given the deepening uncertainty regarding the combined impact of higher commodity and energy prices, supply chain disruption, and the demand outlook. Results and guidance were not as bad as feared, which encouraged investors to buy on dips. Improved sentiment towards economic reopening was a supporting factor in addition.
The Tokyo stock market rallied in July 2022. Growth stocks, which had been falling until June 2022, recovered sharply as the rise in long-term interest rates in the U.S. came to a halt. Expectations for economic stimulus measures increased in the wake of the Liberal Democratic Party's landslide victory in the upper house election, and sales were generally solid, supported by expectations for improved earnings by exporters due to the weakening of the Yen to the 139 level against the U.S. dollar. U.S. stocks continued to post strong gains following the U.S. Federal Open Market Committee meeting, with the U.S. Federal Reserve Chair Jerome Powell signaling a moderation in the pace of interest rate hikes. On the other hand, domestic stocks saw an increase in profit-taking due to a sharp rise in the number of new COVID-19 cases in Japan.
In August 2022, the Tokyo stock market continued to rally at first. At the beginning of the month, the market began with a rise mainly in the manufacturing sector, where the negative effects of rising raw material prices were covered by the benefits of a weaker Yen. With generally favorable financial results for the quarter ended June 2022, the market experienced significant fluctuations, such as a decline due to heightened concerns about deteriorating U.S. and China relations following the visit of U.S. House Speaker Nancy Pelosi to Taiwan. In the middle of the month, economic indicators were released, including a slowdown in the U.S. consumer price index growth rate in July 2022, indicating that inflation was peaking out, and the domestic stock market also rose as U.S. stocks turned upward, partly because expectations of a major U.S. rate hike receded. In Japan, there was a rebound in domestic demand stocks, with reports that the government was considering relaxing the cap on the number of people entering the country imposed as part of its COVID-19 control measures.
Outlook and Future Strategy
The six months ended August 2022 were marked by optimism regarding inflation, the U.S. Federal Reserve's monetary stance, and geopolitical issues, as well as a strong Tokyo stock market. There was a rally in growth stocks after July 2022, with little difference in performance between small-cap value and small-cap growth. In view of the cyclical changes in the economy, this may have been due in part to growing expectations that the U.S. Federal Reserve's tightening of monetary policy would trigger a recession and curb inflation. From this perspective, interest rates were expected to stabilize at some point, but early in September 2022 those expectations fell short, with a faster than forecasted rise in the U.S. consumer price index reinforcing the central bank's tight monetary stance. As a result, the stock market turned downward again in September 2022.
The Fund does not rule out the view that inflation together with the U.S. Federal Reserve's rate tightening stance will temporarily slow down over the next year as commodity markets such as oil show signs of softening. However, given the longer supply shortages in many industries than many economists had expected, coupled with geopolitical risks, the Fund believes that the inflation problem is not just a cyclical problem on the demand side, but a structural problem on the supply side. Even if the rate of increase in inflation stabilizes temporarily, there is a risk that it could remain high for some time. In this case, it would be difficult to imagine a return to the ultra-low interest rate policy settings that existed previously. The Fund believes it is not just the change in interest rates, but also their levels, that is important in terms of value and growth preferences. In recent months, volatility has risen markedly for many stocks, especially for growth equities. In terms of the growing number of material risk factors, this bears notice. The Fund believes the value trend that has continued this year could become a long-term trend, especially given the historic shift away from more than ten years of ultra-low interest rates. Moreover, value stocks have traded at relatively inexpensive valuations for a long period since the Information Technology bubble. However, top-down predictions like this are often unreliable. The most important thing for the Fund’s investments is to use bottom-up research to identify companies that are competitive or have growth potential, and then to make purchases while those stocks are attractively valued. Many small-cap value stocks are in a more robust financial position than large-cap stocks, and many companies are highly profitable because they operate in niche businesses with high market shares. Among these companies, quite a few stocks combine attractive valuations with high growth rates. Even if they will not be leading the Japanese equity market in the short term, holding these stocks is likely to generate favorable long-term returns. In addition, among small-cap value stocks, including the long unpopular regional banks, there has been a movement towards industry reorganization and management reform. Considering the backdrop of political pressure, increased mergers and acquisitions activity, and behind-the-scenes investor activism, it should be understood that moves to improve governance and shareholder returns have occurred in the small cap market too.
The Fund appreciates your continuing support.
Sincerely,

Yuichi Nomoto
President

JAPAN SMALLER CAPITALIZATION FUND, INC.
PERFORMANCE (Unaudited)
ANNUALIZED RETURNS AS OF AUGUST 31, 2022
	1 Year	5 Year	10 Year
Net Asset Value (a)	(23.3%)	(1.9%)	6.7%
Market Price (a)	(25.7%)	(2.9%)	6.4%
Russell/Nomura Small Cap™ Index	(20.4%)	(1.3%)	6.4%
(a)

Reflects the percentage change in share price adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.
Performance of a $10,000 Investment (as of August 31, 2022)
The graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

30,000
25,000
20,000
15,000
10,000
5,000
-
08/12
08/13
08/14
08/15
08/16
08/17
08/18
08/19
08/20
08/21
08/22
$ 19,122
$ 18,643
$ 18,521
Net Asset Value
Market Price
Russell/Nomura Small CapTM Index

DISCLOSURES
Sources: Nomura Asset Management U.S.A. Inc., Nomura Asset Management Co., Ltd., and Bloomberg L.P. Past performance is not indicative of future results. There is a risk of loss.

The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice. This material should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged. An index cannot be directly invested into.

Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws. The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

The Russell/Nomura Small Cap™ Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total Market™ Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total Market™ Index. As of August 31, 2022, there are 1,193 securities in the Russell/Nomura Small Cap™ Index.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at 1-800-426-5523 for information concerning their accounts.
PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov; and (3) on the website of the Fund at http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.

Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

FUND CERTIFICATIONS

In December 2021, the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s website at http://www.sec.gov.

SHARE REPURCHASES
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.
INTERNET WEBSITE
Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund.
The Internet web address is http://www.nomura-asset.com/investment-solutions/ funds/closed-end-funds/jof.

JAPAN SMALLER CAPITALIZATION FUND, INC.
FUND HIGHLIGHTS—AUGUST 31, 2022 (Unaudited)
KEY STATISTICS
Net Assets	$212,123,309
Net Asset Value per Share	$7.49
Market Price	$6.32
Percentage Change in Net Asset Value per Share (a)	(16.7%)
Percentage Change in Market Price (a)	(17.2%)

MARKET INDICES
Percentage change in market indices: (a)	YEN	U.S.$
Russell/Nomura Small Cap™ Index	8.9%	(11.7%)
Tokyo Price Index	6.9%	(13.7%)
Nikkei Stock Average Index	8.4%	(12.2%)
(a) From March 1, 2022 through August 31, 2022.
INDUSTRY DIVERSIFICATION
% of Net Assets
Retail Trade	13.3
Chemicals	12.3
Banks	11.5
Construction	10.5
Wholesale Trade	5.9
Transportation Equipment	5.5
Utilities	4.8
Iron and Steel	4.7
Transportation and Warehousing	4.4
Information and Communication	4.4
Services	3.9
% of Net Assets
Other Products	3.6
Machinery	2.8
Metal Products	2.3
Glass and Ceramics Products	2.1
Electric Appliances	1.9
Food	1.7
Pharmaceutical	1.2
Precision Instruments	1.1
Financing Business	0.9
Real Estate	0.8
TEN LARGEST EQUITY HOLDINGS
Security	% of Net Assets
Fujikura Kasei Co., Ltd.	2.6
Seria Co., Ltd.	2.5
JM Holdings Co., Ltd.	2.4
Sakata Inx Corporation	2.3
Okinawa Cellular Telephone Company	2.3
Kandenko Co., Ltd.	2.2
The Akita Bank, Ltd.	2.2
EXEO Group, Inc.	2.1
Trancom Co., Ltd.	2.1
Shikoku Electric Power Company	2.0

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2022
(Unaudited)
	Shares	Fair Value
JAPANESE EQUITY SECURITIES

Banks — 11.5%
Daishi Hokuetsu Financial Group, Inc.	60,100	$ 1,136,284
Fukuoka Financial Group, Inc.	37,500	671,965
Okinawa Financial Group, Inc.	143,800	2,219,165
The Akita Bank, Ltd.	383,300	4,580,758
The Gunma Bank, Ltd.	495,500	1,389,336
The Hyakugo Bank, Ltd.	176,100	404,915
The Keiyo Bank, Ltd.	922,400	3,224,594
The Musashino Bank, Ltd.	208,600	2,556,096
The San-in Godo Bank, Ltd.	448,500	2,217,688
The Taiko Bank, Ltd.	301,500	2,955,563
The Yamanashi Chuo Bank, Ltd.	372,500	3,076,981
		24,433,345

Chemicals — 12.3%
Adeka Corporation	57,800	985,310
Aica Kogyo Company, Limited	129,200	2,872,974
C.I. Takiron Corporation	294,600	1,163,663
Fujikura Kasei Co., Ltd.	1,608,900	5,508,541
Sakata Inx Corporation	693,300	4,887,356
Sekisui Jushi Corporation	336,000	4,180,171
Shikoku Chemicals Corporation	219,000	1,968,451
Soken Chemical & Engineering Co., Ltd.	25,300	353,053
T&K Toka Co., Ltd.	327,500	2,509,334
Yushiro Chemical Industry Co., Ltd.	267,500	1,719,898
		26,148,751

Construction — 10.5%
EXEO Group, Inc.	291,100	4,494,440
Kandenko Co., Ltd.	778,100	4,705,560
MIRAIT ONE Corporation	187,000	2,110,803
Taihei Dengyo Kaisha, Ltd.	109,900	2,820,081
Toenec Corporation	74,300	1,970,836
Totetsu Kogyo Co., Ltd.	154,800	2,594,226
Yondenko Corporation	92,500	1,264,137
Yurtec Corporation	443,400	2,400,212
		22,360,295

Electric Appliances — 1.9%
AOI Electronics Co., Ltd.	62,700	908,401
Foster Electric Company, Limited	122,900	690,086
JVCkenwood Corporation	741,400	1,095,520
Mabuchi Motor Co., Ltd.	48,200	1,379,277
		4,073,284
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2022
(Unaudited)
	Shares	Fair Value

Financing Business — 0.9%
Mizuho Leasing Company, Limited	56,200	$ 1,365,150
Ricoh Leasing Company, Ltd.	24,000	621,040
		1,986,190

Food — 1.7%
Nichirei Corporation	203,700	3,657,453
		3,657,453

Glass and Ceramics Products — 2.1%
Asia Pile Holdings Corporation	767,400	2,793,362
Nichiha Corporation	62,300	1,250,625
Sumitomo Osaka Cement Co., Ltd.	19,400	493,617
		4,537,604

Information and Communication — 4.4%
OBIC Co., Ltd.	8,400	1,257,563
Okinawa Cellular Telephone Company	127,300	4,780,574
Otsuka Corporation	98,200	3,206,444
		9,244,581

Iron and Steel — 4.7%
Chubu Steel Plate Co., Ltd.	112,900	717,755
Godo Steel, Ltd.(a)	160,300	2,120,233
Kyoei Steel Ltd.	195,000	2,160,342
Nichia Steel Works, Ltd.	1,860,800	3,393,393
Osaka Steel Co., Ltd.	166,500	1,531,366
		9,923,089

Machinery — 2.8%
Makino Milling Machine Co., Ltd.	18,500	588,064
Miura Co., Ltd.	7,600	163,301
Nitto Kohki Co., Ltd.	316,000	3,762,800
Star Micronics Co., Ltd.	93,700	1,240,688
Yamashin-Filter Corporation	46,000	113,064
		5,867,917

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2022
(Unaudited)
	Shares	Fair Value
Metal Products — 2.3%
Maruzen Co., Ltd.	64,700	$ 861,827
Piolax, Inc.	73,100	1,064,346
Rinnai Corporation	16,800	1,298,130
Shinpo Co., Ltd.	2,300	18,087
Topre Corporation	174,000	1,563,974
		4,806,364

Other Products — 3.6%
Komatsu Wall Industry Co., Ltd.	24,400	335,922
Nishikawa Rubber Co., Ltd.	298,100	2,612,820
Pigeon Corporation	46,300	695,159
The Pack Corporation	161,000	2,673,759
The Yokohama Rubber Co., Ltd.	80,500	1,328,176
		7,645,836

Pharmaceutical — 1.2%
Nippon Shinyaku Co., Ltd.	45,900	2,530,976
		2,530,976

Precision Instruments — 1.1%
Nakanishi Inc.	114,700	2,242,162
		2,242,162

Real Estate — 0.8%
Starts Corporation Inc.	84,200	1,628,953
		1,628,953

Retail Trade — 13.3%
Amiyaki Tei Co., Ltd.	131,900	2,759,028
Cosmos Pharmaceutical Corporation	15,600	1,651,811
Create SD Holdings Co., Ltd.	176,700	3,986,528
Izumi Co., Ltd.	177,900	3,859,725
JM Holdings Co., Ltd.	443,700	5,104,301
PAL GROUP Holdings Co., Ltd.	145,200	2,422,878
Pan Pacific International Holdings Corporation	61,900	1,117,667
San-A Co., Ltd.	44,700	1,338,729
Seria Co., Ltd.	268,600	5,273,842
Yossix Holdings Co., Ltd.	43,500	721,786
		28,236,295

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2022
(Unaudited)
	Shares	Fair Value
Services — 3.9%
Kanamoto Co., Ltd.	169,500	$ 2,626,770
Matching Service Japan Co., Ltd.	35,800	205,663
Nishio Rent All Co., Ltd.	160,300	3,366,953
Step Co., Ltd.	164,300	2,149,454
		8,348,840

Transportation and Warehousing — 4.4%
Kamigumi Co., Ltd.	70,800	1,391,657
Meiko Trans Co., Ltd.	275,100	2,224,833
SG Holdings Co., Ltd.	80,700	1,348,926
Trancom Co., Ltd.	79,200	4,355,757
		9,321,173

Transportation Equipment — 5.5%
Hi-Lex Corporation	413,400	3,206,245
Kyokuto Kaihatsu Kogyo Co., Ltd.	101,400	1,002,781
Morita Holdings Corporation	250,200	2,290,367
Nichirin Co., Ltd.	100,500	1,150,351
Nippon Seiki Co., Ltd.	366,700	2,180,614
Tokai Rika Co., Ltd.	163,500	1,770,116
		11,600,474

Utilities — 4.8%
Keiyo Gas Co., Ltd.	31,200	600,454
Kyushu Electric Power Company	719,400	4,335,016
Shikoku Electric Power Company	742,100	4,343,426
The Okinawa Electric Power Company	104,390	854,021
		10,132,917

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2022
(Unaudited)
	Shares	Fair Value
Wholesale Trade — 5.9%
Central Automotive Products, Ltd.	23,900	$ 393,122
Kanaden Corporation	334,600	2,563,735
Kohsoku Corporation	184,900	2,055,111
Paltac Corporation	107,500	3,118,806
Ryoden Corporation	255,400	3,022,790
SIIX Corporation	45,600	367,140
Sugimoto & Co., Ltd.	67,200	965,847
		12,486,551

TOTAL INVESTMENTS — 99.6% (cost $274,088,035)		$211,213,050
FOREIGN CURRENCY — 0.4% (cost $815,892)(b)		$806,222
TOTAL INVESTMENTS AND FOREIGN CURRENCY — 100.0% (cost $274,903,927)		$212,019,272
OTHER ASSETS AND LIABILITIES — (0.0%)		$104,037
NET ASSETS — 100.0%		$212,123,309
(a)	Non-income producing security.
(b)	Japanese Yen - Interest bearing account.
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2022
(Unaudited)
ASSETS:
Investments in Japanese equity securities, at fair value (cost—$274,088,035)	$211,213,050
Foreign currency, at fair value (cost—$815,892)	806,222
Receivable for dividends	274,396
Receivable for investments sold	71,100
Prepaid expenses	82,816
Cash	49,007
Total Assets	212,496,591

LIABILITIES:
Accrued management fee	175,235
Accrued audit and tax fees	76,609
Accrued legal fees	51,117
Accrued custody fees	20,130
Payable for investments purchased	14,431
Accrued directors’ fees and expenses	8,802
Other accrued expenses	26,958
Total Liabilities	373,282

NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Total distributable loss	(76,765,297)
Net Assets	$212,123,309
Net asset value per share	$7.49
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2022
(Unaudited)
INCOME:
Dividend income (net of $352,773 withholding taxes)	$3,174,944
Interest income	333
Total Income	$3,175,277

EXPENSES:
Management fee	1,054,319
Legal fees	172,055
Custodian fee	136,563
Directors’ fees and expenses	106,159
Other expenses	127,890
Total Expenses	1,596,986
INVESTMENT INCOME—NET	1,578,291

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized loss on investments and foreign currency transactions:
Net realized loss on investments	(7,935,427)
Net realized loss on foreign currency transactions	(555,727)
Net realized loss on investments and foreign currency transactions	(8,491,154)
Net change in unrealized appreciation on investments	939,673
Net change in unrealized depreciation on foreign currency transactions and translation	(36,550,081)
Net realized and unrealized loss on investments and foreign currency transactions and translation	(44,101,562)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($42,523,271)
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
	For the Six Months Ended August 31, 2022 (Unaudited)	For the Year Ended February 28, 2022
FROM OPERATIONS:
Net investment income	$1,578,291	$3,015,980
Net realized gain (loss) on investments	(7,935,427)	5,982,268
Net realized loss on foreign currency transactions	(555,727)	(292,170)
Net change in unrealized appreciation (depreciation) on investments	939,673	(6,578,747)
Net change in unrealized depreciation on foreign currency transactions and translation	(36,550,081)	(20,069,502)
Net decrease in net assets resulting from operations	(42,523,271)	(17,942,171)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	—	(17,173,173)
Decrease in net assets derived from distributions to shareholders	—	(17,173,173)

NET ASSETS:
Beginning of period	254,646,580	289,761,924
End of period	$212,123,309	$254,646,580
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1.	Significant Accounting Policies
Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end management investment company. The Fund operates as diversified as defined under the Investment Company Act. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in smaller capitalization Japanese equity securities.
The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The Fund is an investment company that follows the accounting and reporting guidance in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.
(a) Valuation of Securities — Investments traded in the over-the-counter market are fair valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the most recent quoted bid price or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are fair valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price. Securities and other assets, including futures contracts and related options, that cannot be fair valued using one of the previously mentioned methods are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
(b) Foreign Currency Transactions — Transactions denominated in Japanese yen (“Yen”) are recorded in the Fund’s records at the prevailing exchange rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.
The net assets of the Fund are presented at the exchange rates and fair values on August 31, 2022. The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at August 31, 2022. Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities. Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS— (Continued) (Unaudited)
(c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the first in, first out basis.
Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.
Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable). Collateral is provided in the form of cash, which would be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended February 28, 2022 and the semi-annual period ended August 31, 2022, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.
(d) Income Taxes — A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.
Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue. The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 — Limitation on Benefits Article. There is no withholding tax on realized gains.
In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.
(e) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS— (Continued) (Unaudited)
(f) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.
(g) Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.
2.	Management Agreement and Transactions With Affiliated Persons
Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the management agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM” or the “Investment Adviser”), as Investment Adviser to the Fund.
As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, 0.80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million but not exceeding $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million. Under the management agreement, the Fund incurred fees to the Manager of $1,054,319 for the six months ended August 31, 2022. Under the investment advisory agreement, the Investment Adviser earned investment advisory fees of $471,504 from the Manager, not the Fund, for the six months ended August 31, 2022. At August 31, 2022, the management fee payable to the Manager by the Fund was $175,235.
Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended August 31, 2022. The Fund pays each Director not affiliated with the Manager an annual fee of $30,000. In addition, the Fund pays each Director not affiliated with the Manager $3,000 per in-person or virtually held meeting attended, $2,000 per telephone meeting attended, and Director expenses related to attendance at meetings. The Chairman of the Board, presently Rodney A. Buck, is paid an additional annual fee of

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS— (Continued) (Unaudited)
$8,000. The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $4,000. Such fees and expenses for unaffiliated Directors aggregated $106,159 for the six months ended August 31, 2022.
3.	Purchases and Sales of Investments
Purchases and sales of investments, exclusive of foreign currency and investments in short-term securities, for the six months ended August 31, 2022 were $52,640,364 and $50,089,672, respectively.
4.	Federal Income Tax
As of February 28, 2022, net unrealized depreciation on investments, exclusive of foreign currency, for federal income tax purposes was $31,586,559, of which $15,350,404 related to appreciated securities and $46,936,963 related to depreciated securities. The cost of investments, exclusive of foreign currency of $1,157,040, at February 28, 2022 for federal income tax purposes was $283,774,563.
At February 28, 2022, the components of accumulated earnings on a tax basis consisted of unrealized depreciation on investments and foreign currency transactions of $31,580,367 and late year loss deferral of $2,661,659. The differences between book basis and tax basis for unrealized appreciation on investments and foreign currency transactions are attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.
The Fund paid an ordinary income distribution of $14,033,778, which represents $0.4953 per share and a long-term capital gains distribution of $3,139,395 which represents $0.1108 per share, to shareholders of record as of December 17, 2021. The distribution was paid on December 28, 2021.
The Fund paid an ordinary income distribution of $3,629,572, which represents $0.1281 per share and a long-term capital gains distribution of $6,120,121 which represents $0.2160 per share to shareholders of record as of December 18, 2020. The distribution was paid on December 28, 2020.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended February 28, 2022, the Fund incurred and elected to defer net ordinary and capital losses as follows:
Short-term capital loss deferral	$725,503
Long-term loss capital deferral	1,774,074
Late year ordinary loss deferral	162,082
$2,661,659

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS— (Continued) (Unaudited)
5.	Fair Value Measurements
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a frame work for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.
•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At August 31, 2022, all of the Fund’s investments were determined to be Level 1 securities.
During the six months ended August 31, 2022, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.
6.	Subsequent Events
The Fund has evaluated subsequent events through October 24, 2022, the date as of which the financial statements were available to be issued, and has determined that there were no subsequent events that require recognition or disclosure in the financial statements.

JAPAN SMALLER CAPITALIZATION FUND, INC.
FINANCIAL HIGHLIGHTS
For a share of common stock outstanding throughout each period:
	For the Six Months Ended August 31, 2022 (Unaudited)	For the Year Ended
		February 28,		February 29,	February 28,
		2022	2021	2020	2019	2018
Net asset value, beginning of period:	$8.99	$10.23	$8.85	$10.17	$14.01	$12.09
Investment Operations:
Net investment income (1)	0.06	0.11	0.10	0.11	0.09	0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(1.56)	(0.74)	1.63	(0.69)	(2.22)	3.71
Total from investment operations	(1.50)	(0.63)	1.73	(0.58)	(2.13)	3.80
Less Distributions:
Distributions from ordinary income	—	(0.21)	(0.13)	(0.27)	(0.09)	(0.55)
Distributions from capital gains	—	(0.40)	(0.22)	(0.47)	(1.62)	(1.33)
Total from distributions	—	(0.61)	(0.35)	(0.74)	(1.71)	(1.88)
Net asset value, end of period	$7.49	$8.99	$10.23	$8.85	$10.17	$14.01
Market value, end of period	$6.32	$7.63	$8.99	$8.03	$8.92	$12.48
Total investment return (2)	(17.2%)	(8.6%)	16.3%	(2.6%)	(13.8%)	36.0%
Ratio/Supplemental Data:
Net assets, end of period (000)	$212,123	$254,647	$289,762	$250,887	$288,109	$397,087
Ratio of expenses to average net assets	1.42%(3)	1.20%	1.23%	1.21%	1.13%	1.05%
Ratio of net income to average net assets	1.41%(3)	1.07%	0.99%	1.09%	0.67%	0.66%
Portfolio turnover rate	23%	27%	38%	30%	24%	50%
(1)	Based on average shares outstanding.
(2)
Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.

(3)	Annualized.
See notes to financial statements

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
Marcia L. MacHarg
Yuichi Nomoto
Paige P. Ouimet
OFFICERS
Yuichi Nomoto, President
Zheng Liu, Vice President from 2018 to August 2022
Shinichi Masuda, Vice President since September 2022
Michael Morrongiello, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Robles, Treasurer
Melanie D. Malc, Assistant Treasurer
MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
INTERNET ADDRESS
http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof
INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
2-2-1, Toyosu, Koto-ku,
Tokyo 135-0061, Japan
DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Manhattan West
New York, New York 10001
JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

(b)	Not applicable.
Item 2.	Code of Ethics.
Not required for this filing.
Item 3.	Audit Committee Financial Expert.
Not required for this filing.
Item 4.	Principal Accountant Fees and Services.
Not required for this filing.
Item 5.	Audit Committee of Listed Registrants
Not required for this filing.
Item 6.	Investments.
(a)	The Registrant’s investments in securities of unaffiliated issuers as of August 31, 2022 are included in the Report to Shareholders filed under Item 1(a) of this Form.
(b)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not required for this filing.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)	Not required for this filing.
(a)(2)	Not required for this filing.
(a)(3)	Not required for this filing.
(a)(4)	Not required for this filing.
(b)	There have been no change to any of the Registrant’s Portfolio Managers since last reported in the Registrant’s annual report as of February 28, 2022 on Form N-CSR.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
During the period covered by this report, no purchases were made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).
Item 10.	Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors made or implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.
Item 11.	Controls and Procedures.
(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	Not applicable.
(b)	Not applicable.
Item 13.	Exhibits.
(a) (1)	Not required in this filing.
(a) (2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). See EX-99.CERT attached hereto.
(a) (3)	Not applicable.
(a) (4)	Not applicable.
(b)
Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). See EX-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Japan Smaller Capitalization Fund, Inc.
By:	/s/ Yuichi Nomoto
Yuichi Nomoto
Principal Executive Officer
Date: October 24, 2022
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Yuichi Nomoto
Yuichi Nomoto
Principal Executive Officer
Date: October 24, 2022
By:	/s/ Amy J. Robles
Amy J. Robles
Principal Financial Officer
Date: October 24, 2022